UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 19, 2023

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Management Incentive Plan

The Board of Directors (the “Board”) of Kaman Corporation (the “Company”) previously approved, subject to stockholder approval, the Second Amended and Restated 2013 Management Incentive Plan (the “Second Amended and Restated 2013 Plan”). As discussed below, at the Annual Meeting (as defined below), the Company’s stockholders approved the Second Amended and Restated 2013 Plan. A summary of the material terms of the Second Amended and Restated 2013 Plan is set forth in Proposal 4 in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2023, as supplemented by the Supplement to Proxy Statement for the Annual Meeting filed with the SEC on April 3, 2023, which summary is incorporated herein by reference. The summary is qualified in its entirety by reference to the full text of the Second Amended and Restated 2013 Plan, a copy of which is filed herewith as Exhibit 10.1, and which is herein incorporated by reference.

New Form of Non-Employee Director Equity Award Agreement

On April 19, 2023, the Board approved a new form of Non-Employee Director Equity Award Agreement to evidence restricted share awards granted to non-employee directors (“Director RSAs”) after the effectiveness of the Second Amended and Restated 2013 Plan, subject to the terms and conditions thereof. Each Director RSA will vest on the first anniversary of the grant date, subject to the participant’s continued service as a non-employee director of the Company through the applicable vesting date. If a participant’s service as a non-employee director terminates for any reason other than death or disability, all unvested shares shall be forfeited to the Company. If a participant dies or becomes disabled while serving as a non-employee director of the Company, all unvested shares will become fully vested. All holders of Director RSAs will be entitled to receive dividends when and as paid on the Company’s common stock. The foregoing description of the form of Non-Employee Director Equity Award Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Non-Employee Director Equity Award Agreement, a copy of which is filed as Exhibit 10.2, and which is herein incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on April 19, 2023. Of the 28,039,580 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 23,853,450 shares, or approximately 85.1%, were represented in person or by proxy, constituting a quorum. Set forth below are the final results of the voting for each of the proposals voted upon at the Annual Meeting.

A.Proposal No. 1 – Election of Directors

The following seven persons were elected to serve as directors by the votes set forth below, each to serve for a term of one year and until his or her successor has been elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Aisha M. Barry	22,369,077	481,694	20,185	982,494
A. William Higgins	20,959,363	1,889,560	22,033	982,494
Scott E. Kuechle	22,377,200	471,459	22,297	982,494
Michelle J. Lohmeier	22,418,850	431,995	20,111	982,494
Jennifer M. Pollino	21,615,073	1,237,248	18,635	982,494
Niharika T. Ramdev	22,464,418	385,407	21,131	982,494
Ian K. Walsh	21,924,389	922,510	24,057	982,494

Following the Annual Meeting, the Board has seven directors. E. Reeves Callaway III did not stand for re-election at the Annual Meeting in accordance with the Company’s mandatory retirement policy, with his term ending effective as of the Annual Meeting.

B. Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
22,005,925	828,875	36,156	982,494

C. Proposal No. 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The results of the non-binding advisory vote on the frequency of future advisory votes to approve compensation of the named executive officers were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
21,400,977	14,858	1,407,428	47,693	982,494

A majority of the votes cast were voted in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company’s recommendation as described in its 2023 proxy statement, the Company’s Board of Directors has determined for the time being to continue the practice of holding an annual advisory vote on compensation for the named executive officers.

D. Proposal No. 4 - Vote to Approve the Second Amendment and Restatement of the Company’s 2013 Management Incentive Plan

The proposal to approve the Second Amended and Restated 2013 Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
17,385,998	5,437,721	47,237	982,494

E. Proposal No. 5 - Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year ending December 31, 2023 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
23,748,540	91,943	12,967	0

F. Proposal No. 6 - Approval, on an Advisory Basis, of a Shareholder Proposal Seeking to Require Shareholder Approval of Severance and Termination Payments Made to any Senior Manager of the Company

The proposal to approve, on an advisory basis, a shareholder proposal seeking to require shareholder approval of severance and termination payments made to any senior manager of the Company was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
7,576,283	15,236,865	57,808	982,494

8.01 Other Events.

At the annual reorganizational meeting of the Board held on April 19, 2023 in conjunction with the Annual Meeting, the Board appointed Jennifer M. Pollino to serve as the Company’s Lead Independent Director. The Board also approved the following Committee appointments for the coming year:

Corporate Governance Committee:

J.M. Pollino, Chair and Lead Independent Director
A.W. Higgins, S.E. Kuechle, M.J. Lohmeier

Audit Committee:

S.E. Kuechle, Chair
A.M. Barry, M.J. Lohmeier, N.T. Ramdev

Compensation Committee:

J.M. Pollino, Chair
A.M. Barry, A.W. Higgins

Finance Committee:

M.J. Lohmeier, Chair
A.W. Higgins, S.E. Kuechle, N.T. Ramdev

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit	Description
10.1	Kaman Corporation Second Amended and Restated 2013 Management Incentive Plan.*
10.2	Form of Non-Employee Director Equity Award Agreement*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Management contract or compensatory plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President, Chief Financial Officer and
Treasurer

Date: April 21, 2023